UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2026

Allegro Merger Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38581	82-2425125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-7676

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On January 16, 2026, Allegro Merger Corp., a Delaware corporation (“Allegro”), entered into an Agreement and Plan of Merger (“Merger Agreement”) with SEEQC, Inc., a Delaware corporation (the “Company” or “SeeQC”), and SEEQC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of SeeQC (“Merger Sub”). Pursuant to the Merger Agreement, Allegro will merge with and into Merger Sub, with Allegro surviving the merger (the “Merger”). As a result of the Merger, Allegro will become a direct, wholly-owned subsidiary of SeeQC and the security holders of Allegro will become security holders of SeeQC.

The Merger and the other transactions contemplated by the Merger Agreement (the “Transactions”) are expected to be consummated in the second quarter of 2026 (the “Closing”), following receipt of the required approval by Allegro’s and SeeQC’s stockholders and the fulfilment of certain other conditions as set forth in the Merger Agreement and summarized herein.

Merger Agreement

The Transactions

Treatment of SeeQC Securities

Immediately prior to the effective time of the Merger (the “Effective Time”), all outstanding shares of preferred stock of SeeQC, par value $0.0001 per share (“SeeQC Preferred Stock”), will be mandatorily converted into shares of common stock of SeeQC, par value $0.0001 per share (“SeeQC Common Stock”), in accordance with the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) in effect immediately before the Effective Time (the “SeeQC Preferred Stock Conversion”).

Immediately following the SeeQC Preferred Stock Conversion, but prior to the Effective Time, pursuant to an amendment to the Certificate of Incorporation, the outstanding shares of SeeQC Common Stock will be split, such that there the holders of Company Common Stock, as determined immediately following the Company Preferred Stock Conversion but prior to the Effective Time, will hold, in the aggregate, 200,000,0000 shares of SeeQC Common Stock (the “SeeQC Stock Split”), less the number of shares of SeeQC Common Stock issuable upon exercise, exchange or conversion of SeeQC’s derivative securities (after taking into account any adjustments to such securities as a result of the SeeQC Preferred Stock Conversion or the SeeQC Stock Split).

The stock options and restricted stock units of SeeQC outstanding as of the Effective Time will remain outstanding, subject to adjustment as necessary based on the SeeQC Stock Split.

Conversion of Allegro Securities

At the Effective Time, each share of common stock of Allegro, par value $0.0001 per share (“Allegro Common Stock”), and each right of Allegro (“Allegro Rights”), that is issued and outstanding immediately before the Effective Time (other than shares held by Allegro, SeeQC or their subsidiaries and shares as to which statutory dissenter’s rights have been exercised) will be canceled and converted into and become the right to receive one share of SeeQC Common Stock (multiplied by 1/10th in the case of the Allegro Rights).

In connection with the Merger, Allegro will seek to amend its redeemable common stock purchase warrants, each entitling the holder thereof to purchase one share of Allegro Common Stock at an exercise price of $11.50 (collectively, “Allegro Warrants”), so that, immediately prior to the Effective Time, each of the issued and outstanding Allegro Warrants will automatically convert into the right to receive a fractional share of SeeQC Common Stock (the “Allegro Warrant Amendment”). In the event that the Allegro Warrants are not amended and the Merger is consummated, SeeQC will assume them.

SeeQC Earnout Shares

The holders of SeeQC Common Stock and the holders of certain of SeeQC’s equity compensation awards, each as of immediately prior to the Effective Time (the “Earnout Recipients”), are entitled to receive additional shares of SeeQC Common Stock if certain stock price conditions are met, as follows:

●	If, between the Closing and the first anniversary of the Closing (“Earnout Period 1”), the VWAP (as defined in the Merger Agreement) of the SeeQC Common Stock equals or exceeds $6.50 for 20 trading days within any 30 consecutive trading day period commencing after the Closing and ending on or prior to the end of such period (the “First Base Target”), then SeeQC will issue to the Earnout Recipients an aggregate of 20,000,000 shares of SeeQC Common Stock.

●	If, between the Closing and the second anniversary of the Closing (“Earnout Period 2”), the VWAP of the SeeQC Common Stock equals or exceeds $8.00 for 20 trading days within any 30 consecutive trading day period commencing after the Closing and ending on or prior to the end of such period (the “Second Base Target”), then SeeQC will issue to the Earnout Recipients an aggregate of 20,000,000 shares of SeeQC Common Stock, plus any shares not previously issued in respect of Earnout Period 1.

●	If, between the Closing and the third anniversary of the Closing (“Earnout Period 3”), the VWAP of the SeeQC Common Stock equals or exceeds $10.00 for 20 trading days within any 30 consecutive trading day period commencing after the Closing and ending on or prior to the end of such period (the “Third Base Target”), then SeeQC will issue to the Earnout Recipients an aggregate of 20,000,000 shares of SeeQC Common Stock, plus any shares not previously issued in respect of Earnout Period 1 and Earnout Period 2.

Allegro Sponsor Restricted Shares

Certain of the holders of the shares of Allegro Common Stock issued prior to Allegro’s initial public offering (such holders, the “initial stockholders,” and such shares, the “founder shares”) have agreed to restrictions on transfer with respect to 23% of the shares of SeeQC Common Stock to be received by them in the Merger and pursuant to the Allegro Warrant Amendment (other than shares of SeeQC Common Stock to be received by them in respect of the private placement units purchased by the initial stockholders simultaneously with Allegro’s initial public offering), with such restrictions to be released as follows:

●	If, during Earnout Period 1, the First Base Target is achieved, then 1/3 of the restricted shares will be released from the restrictions;

●	If, during Earnout Period 2, the Second Base Target is achieved, then 1/3 of the restricted shares will be released from the restrictions, plus any shares not released in respect of Earnout Period 1; and

●	If, during Earnout Period 3, the Third Base Target is achieved, then all of the restricted shares will be released from the restrictions.

If, at the end of Earnout Period 3, any restricted shares have not been released, then such shares will be forfeited by the initial stockholders of Allegro and cancelled by SeeQC.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties, which will not survive the Closing, other than with respect to claims for knowing and intentional fraud in the making of such representations and warranties. Many of the representations and warranties are qualified by materiality or material adverse effect.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the business operations of each party prior to consummation of the Transactions, the exclusivity of the Transactions, and the efforts of each party to satisfy conditions to the consummation of the Transactions.

The Merger Agreement also contains additional covenants of the parties, including, among others, the following:

●	SeeQC and Allegro will jointly prepare and file a registration statement on Form S-4 (the “S-4 Registration Statement”), which will include a prospectus for the shares of SeeQC Common Stock offered in the Transactions, a registration statement on Form S-1 (the “S-1 Registration Statement”), which will include a prospectus for the Public Offering described below, and an information statement under cover of Schedule 14C (the “Information Statement”), to be delivered to the stockholders of Allegro in connection with the Allegro Written Consent described below.

●	Following the date the S-4 Registration Statement is declared effective by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), Allegro will mail the Information Statement to the holders of the Allegro Common Stock and the Allegro Warrants.

●	SeeQC will use commercially reasonable best efforts to obtain approval for the listing of the SeeQC Common Stock (including the shares of SeeQC Common Stock issuable in the Merger and in the Public Offering described below) on either The Nasdaq Stock Market LLC, the New York Stock Exchange or the NYSE American substantially concurrently with the Closing, and Allegro has agreed to reasonably cooperate with SeeQC with respect to such listing.

●	SeeQC will obtain a go-forward directors’ and officers’ liability insurance policy and/or a “tail” directors’ and officers’ liability insurance policy or separate tail policies, effective at the Closing, that includes coverage in favor of the current and former directors and/or officers of SeeQC and Allegro for a period of not less than six years.

●	Allegro will be allowed to borrow additional funds from its officers, directors and/or stockholders to meet its reasonable capital requirements. At or prior to the Closing, half of the loans will be converted into Allegro Common Stock at $5.00 per share and half of the loans will be repaid in cash.

●	At or prior to Closing, SeeQC will forgive all loans to SeeQC insiders and all other amounts owed by such insiders to SeeQC, and SeeQC will pay to each such insider a “gross-up” payment for tax liabilities arising from such forgiveness.

●	SeeQC will enter into a registration rights agreement with certain of the stockholders of SeeQC and Allegro, in a form to be mutually agreed upon by the parties.

●	Prior to the Closing, SeeQC will adopt (a) an omnibus incentive equity plan, which will initially reserve for issuance 12.5% of the shares of SeeQC Common Stock outstanding upon the Closing, with a 5% annual evergreen provision, and (b) an employee stock purchase plan, which will initially reserve for issuance 3% of the shares of SeeQC Common Stock outstanding upon the Closing, with a 1.5% annual evergreen provision, in each case, to be effective at the Closing.

●	Allegro will use its commercially reasonable efforts to consummate the equity financing in the amount of at least $50 million (the “PIPE”) described below to be consummated prior to, or substantially concurrently with, the Closing, on terms reasonably acceptable to SeeQC.

●	SeeQC will use its commercially reasonable efforts to arrange a firm commitment underwritten public offering of SeeQC Common Stock (the “Public Offering”) to be consummated prior to, or substantially concurrently with, the Closing, on terms reasonably acceptable to Allegro.

●	SeeQC will, by February 15, 2026, obtain the approval of the Merger Agreement, the Transactions and related matters, including the SeeQC Preferred Stock Conversion and the SeeQC Stock Split, from the holders of the SeeQC Common Stock and the SeeQC Preferred Stock.

●	Allegro will use its commercially reasonable efforts to obtain approval of the Allegro Warrant Amendment from the holders of the Allegro Warrants.

Governance

At the Effective Time, the board of directors of SeeQC will consist of seven directors, two of whom will be designated by Allegro and five of whom will designated by SeeQC. Each of the officers of SeeQC immediately before the Effective Time will continue in the same position as an officer of SeeQC after the Effective Time. Notwithstanding the foregoing, at any time, an individual appointed by SeeQC may replace one of the directors designated by Allegro (other than Eric Rosenfeld) with a designee of its choosing.

Conditions to Closing

Mutual Conditions

The consummation of the Transactions is conditioned upon the following, among other things:

●	no governmental authority shall have entered a decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of restraining, enjoining or prohibiting consummation of the Merger;

●	the SEC shall have declared the S-4 Registration Statement effective, no stop order shall have been issued by the SEC which remains in effect with respect to the S-4 Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

●	the PIPE shall be consummated prior to, or substantially concurrently with, the Closing;

●	the holders of the SeeQC Common Stock and the SeeQC Preferred Stock shall have approved the Merger Agreement, the Transactions and related matters, including the SeeQC Preferred Stock Conversion and the SeeQC Stock Split; and

●	the holders of the Allegro Common Stock shall have approved by written consent the Merger Agreement, the Transactions and related matters.

Other Conditions to Allegro’s Obligations

The obligations of Allegro to consummate the Transactions are also conditioned upon, among other things:

●	the representations and warranties of SeeQC shall be true and correct (subject to certain bring-down standards);

●	SeeQC shall have performed in all material respects the covenants of SeeQC required by the Merger Agreement to be performed by it on or prior to the Closing;

●	no action shall be pending which is reasonably likely to (i) prevent consummation of any of the Transactions, (ii) cause any of the Transactions to be rescinded following consummation, or (iii) affect materially and adversely the right of SeeQC to own, operate or control any of the intellectual property rights, assets, operations, or business of SeeQC or its subsidiaries following the Transactions and no order to any such effect shall be in effect;

●	since September 30, 2025, no material adverse effect with respect to SeeQC shall have occurred and be ongoing;

●	SeeQC and certain of the holders of SeeQC Common Stock shall have executed and delivered the Lock-Up Agreements described below; and

●	the designees of Allegro shall have been appointed as members of the board of directors of SeeQC.

Other Conditions to SeeQC’s and Merger Sub’s Obligations

The obligations of SeeQC and Merger Sub to consummate the Transactions are also conditioned upon, among other things:

●	the representations and warranties of Allegro shall be true and correct (subject to certain bring-down standards);

●	Allegro shall have performed in all material respects the covenants required by the Merger Agreement to be performed by it on or prior to the Closing;

●	no action shall be pending which is reasonably likely to (i) prevent consummation of any of the Transactions, or (ii) cause any of the Transactions to be rescinded following consummation, and no Order to any such effect shall be in effect

●	since the date of the Merger Agreement, no material adverse effect with respect to Allegro shall have occurred and be ongoing;

●	the initial stockholders of Allegro shall have executed and delivered the Lock-Up Agreements described below;

●	the listing of the SeeQC Common Stock on The Nasdaq Stock Market LLC, the New York Stock Exchange or the NYSE American shall have been approved, subject only to official notice of issuance; and

●	the Public Offering shall be consummated concurrently with the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing as follows:

●	by mutual written consent of Allegro and SeeQC;

●	by either Allegro or SeeQC, if the Transactions are not consummated on or before July 31, 2026, subject to extension as provided for in the Merger Agreement;

●	by either Allegro or SeeQC, if a governmental authority has issued a final nonappealable order or taken any other final nonappealable action having the effect of permanently restraining, enjoining, or otherwise prohibiting the Merger; or

●	by either Allegro or SeeQC, if the representations and warranties of the other party fail to be true ad accurate or the other party has breached or failed to comply with any of its covenants, in each case such that the party’s closing conditions would not be satisfied (subject to a cure period and other conditions as provided in the Merger Agreement).

Waivers

Either Allegro or SeeQC may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Any such waiver will be valid and binding only if it is in writing and signed by the party against whom the waiver is to be effective.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Merger Agreement, Allegro entered into subscription agreements (“Subscription Agreements”) with certain accredited investors (collectively, the “Investors”), pursuant to which Allegro will, substantially concurrently with, and contingent upon, the consummation of the Merger, issue an shares of Allegro Common Stock to the Investors at a price of $5.00 per share, for aggregate gross proceeds to Allegro of approximately $65 million. The shares of Allegro Common Stock sold in the PIPE will be converted into shares of SeeQC Common Stock in connection with the Merger. The closing of the Subscription Agreements is conditioned upon, among other things, (i) the substantially concurrent consummation of the Merger and (ii) the accuracy of all representations and warranties of Allegro in the Subscription Agreements (subject to certain bring-down standards).

The shares of Allegro Common Stock were offered and sold to the Investors in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, based on the fact that the sale will have been made without any general solicitation or advertising and based on representations from each Investor, among others, that (a) it was an accredited investor (to the extent applicable), (b) it was purchasing the shares for its own account investment, and not with a view to distribution, (c) it had been given access to full and complete access to information regarding Allegro, the Company, and the Merger and (d) it understood that the offer and sale of the shares was not registered and the shares may not be publicly sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

The foregoing summary of the Subscription Agreements is qualified in its entirety by reference to the text of the form of Subscription Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Other Agreements

Lock-Up Agreements

Prior to the Closing, certain of the stockholders of SeeQC and certain of the initial stockholders of Allegro will enter into a lock-up agreement with SeeQC (collectively, the “Lock-Up Agreements”), pursuant to which such stockholders will agree not to transfer the shares of SeeQC Common Stock held by them immediately prior to the Effective Time (in the case of the stockholders of SeeQC) or the shares of SeeQC Common Stock received by them in exchange for the founder shares (in the case of the initial stockholders of Allegro), until 180 days after the Closing, subject to certain exceptions.

SeeQC Support Agreement

Concurrently with the execution of the Merger Agreement, SeeQC, Allegro and certain of the stockholders of SeeQC (who collectively hold more than 66.7% of the SeeQC Preferred Stock and more than 50% of the capital stock of SeeQC) entered into an agreement (the “SeeQC Support Agreement”) pursuant to which they agreed to vote or cause to be voted all shares of SeeQC Common Stock and SeeQC Preferred Stock beneficially held by them (i) in favor of all proposals necessary to effectuate the Transactions; and (ii) against (x) any proposal or offer from any other person (other than Allegro or its affiliates) with respect to certain competing transactions; and (y) any action, proposal, transaction, or agreement that could reasonably be expected to materially impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions or the fulfillment of SeeQC’s obligations under the Merger Agreement or change in any manner the voting rights of any class of shares of SeeQC (other than as contemplated by the Merger Agreement). Pursuant to the SeeQC Support Agreement, such stockholders also agreed to waive any appraisal or dissenters’ rights under applicable law and not to exercise any right to redeem shares of capital stock of SeeQC.

Allegro Support Agreement

Concurrently with the execution of the Merger Agreement, SeeQC, Allegro and certain of the initial stockholders of Allegro (who collectively hold more than 50% of the Allegro Common Stock) entered into an agreement (the “SeeQC Support Agreement”) pursuant to which they agreed to vote or cause to be voted all shares of Allegro Common Stock and Allegro Warrants beneficially held by them (i) in favor of all proposals necessary to effectuate the Transactions; (ii) in favor of Allegro Warrant Amendment, and (iii) against (x) any proposal or offer from any other person (other than SeeQC or its affiliates) with respect to certain competing transactions; and (y) any action, proposal, transaction, or agreement that could reasonably be expected to materially impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions or the fulfillment of Allegro’s obligations under the Merger Agreement or change in any manner the voting rights of any class of shares of Allegro (other than as contemplated by the Merger Agreement). Pursuant to the Allegro Support Agreement, such stockholders also agreed to waive any appraisal or dissenters’ rights under applicable law and not to exercise any right to redeem shares of capital stock of Allegro.

The foregoing summaries of the SeeQC Support Agreement and the Allegro Support Agreement are qualified in their entirety by reference to the text of such agreements, which are attached as Exhibits 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 under the heading “Subscription Agreements” is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties on January 16, 2026 announcing the Transactions.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by Allegro or SeeQC under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information and Where To Find It

In connection with the Merger, SeeQC intends to file with the SEC a registration statement on Form S-4, which will include a prospectus with respect to the securities to be issued in connection with the Merger (the “prospectus”), as well as other relevant documents concerning the transactions. The registration statement is also expected to include an information statement with respect to the approval of the transactions by the Allegro stockholders. After the registration statement is declared effective by the SEC, the prospectus and information statement included in the registration statement will be mailed to Allegro shareholders. INVESTORS AND SHAREHOLDERS OF ALLEGRO ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROSPECTUS AND INFORMATION STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a free copy of the prospectus and information statement, as well as other filings containing information about SeeQC and Allegro, without charge, once available, at the SEC’s website, http://www.sec.gov.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions. This report shall also not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements with respect to the expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding Allegro, SeeQC, the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, plans and use of proceeds, objectives of management for future operations of SeeQC, expected operating costs, the upside potential and opportunity for investors, SeeQC’s plan for value creation and strategic advantages, market and growth opportunities, regulatory conditions, competitive position and the interest of other competitors in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Merger and the PIPE, and SeeQC’s and Allegro’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

●	the risk that the Transactions may not be completed in a timely manner or at all;

●	the failure by the parties to satisfy the conditions to the consummation of the PIPE and the Merger, including shareholder approvals;

●	the failure to realize the anticipated benefits of the Transactions;

●	the outcome of any potential legal proceedings that may be instituted against SeeQC, Allegro, or others following announcement of the Transactions;

●	the failure of SeeQC to obtain or maintain the listing of its securities on any stock exchange on which the securities of SeeQC will be listed after closing of the Merger;

●	costs related to the Transactions and as a result of SeeQC becoming a public company;

●	technological developments and changes in business, market, financial, political and regulatory conditions;

●	the risk that after consummation of the Merger, SeeQC could experience difficulties managing its growth and expanding operations;

●	challenges in implementing SeeQC’s business plan due to operational challenges, significant competition, regulatory changes or other factors;

●	those risk factors discussed in documents of SeeQC and/or Allegro filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Allegro’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and the prospectus that will be filed by SeeQC, and other documents filed or to be filed by SeeQC and Allegro from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of SeeQC or Allegro presently know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation, or intends, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that SeeQC or Allegro will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated January 16, 2026, by and among SeeQC, Inc., SEEQC Merger Sub, Inc. and Allegro Merger Corp.
10.1*	Form of Subscription Agreement.
10.2*	Form of Allegro Support Agreement.
10.3*	Form of SeeQC Support Agreement.
99.1	Joint Press release, dated January 16, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

*	Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Allegro will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2026	ALLEGRO MERGER CORP.

	By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chief Executive Officer